SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               April 30, 2002
                               Date of Report
                      (Date of Earliest Event Reported)

                          SILK BOTANICALS.COM, INC.
          ------------------------------------------------------
          (Exact name of Registrant as Specified in its Charter)

                           975 S. CONGRESS AVENUE
                                 SUITE 102
                         DELRAY BEACH, FLORIDA 33445
                   ----------------------------------------
                   (Address of Principal Executive Offices)

                               (561) 265-3600
                       -------------------------------
                       (Registrant's Telephone Number)

         FLORIDA                     0-21725              65-0886132
----------------------------     ----------------         ----------
(State or other jurisdiction     (Commission File         (IRS Employer
    of incorporation)               Number)            Identification No.)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On February 8, 2002 Capital Equities Group, Inc. ("CEGI"), a Nevada corporation, and its shareholders entered into a Stock Purchase Agreement ("Agreement") with Silk Botanicals.Com, Inc. ("Registrant") regarding the exchange of 100% of the outstanding shares of CEGI and payment of $610,000 of cash to Registrant in exchange for an aggregate 10,000,000 shares of Registrant common stock. The transaction, which closed on April 30, 2002, provides for the Registrant to deliver to the CEGI shareholders 1,000,00 shares at closing; (a) an additional 4,000,000 shares to be delivered to the CEGI shareholders subject to receipt of $190,000 of additional cash, written confirmation of a CEGI investment, confirmation of and approval by Registrant of confirmation of closing of a real estate transaction and licensing agreement related to CEGI's vacation rental and time-share business; and (b) an additional 5,000,000 shares to be delivered to the CEGI shareholders based upon CEGI's performance in providing up to $50,000,000 in net cash proceeds or assets to the Registrant over 24 months as further described in the Agreement.




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The purchase price was arrived at through negotiation between CEGI and the
Registrant.


Prior to the consummation of the Acquisition, neither CEGI nor any of its affiliates, officers or directors owned, directly or indirectly, any of the voting securities of Registrant

The foregoing summary of the terms of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.5 hereto, and incorporated herein by reference. Also filed as
Exhibit 99.8 hereto and incorporated herein by reference is a copy of Registrant's April 30, 2002 press release concerning acquisition of CEGI.

Prior to the consummation of the acquisition, Registrant did not own, directly or indirectly, any of the voting securities of Capital Equities Group, Inc.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (a) Financial Statements of Business Acquired. It is impractical to provide financial statements related to the transactions described herein at the time. If required, such financial statements will be filed within sixty (60) days of the latest required date of the filing of this Form 8-K Current Report.

         (b) Pro Forma Financial Information. If required, such pro forma financial statements will be filed within sixty (60) days of the latest required date of the filing of this Form 8-K Current Report.

         (c)      Exhibits.

                  2.5 Stock Purchase Agreement dated as of February 8, 2002 between Capital Equities Group, Inc, and Registrant.
                  99.8     Press Release dated April 30, 2002.


THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT OR SCHEDULE TO THE STOCK PURCHASE AGREEMENT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the




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Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SILK BOTANICALS.COM, INC.


                     BY: /s/ JOSEPH R. BERGMANN, PRESIDENT
                     -------------------------------------



DATE: May 14, 2002




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